Exhibit 99.1

Apple REIT Seven, Inc.
Revised Redemption Program

Unit Redemption Program (References to “we,” “our” and the like are references to Apple REIT Seven, Inc., and references to “you,” “your” and the like are references to a holder of Units in Apple REIT Seven, Inc.)

          The following describes our Unit redemption program. Prior to the time that our Units are listed on a national securities exchange or for quotation on the Nasdaq Stock Market (or on a similar quotation system), our shareholders who have held their Units for at least one year may receive the benefit of limited liquidity by presenting for redemption all or a portion of their Units to us at any time in accordance with the procedures outlined in this description. We may, subject to the conditions and limitations described below, redeem the Units presented for redemption for cash to the extent that we have sufficient funds available to us to fund the redemption. If your redemption request is granted, you will receive the redemption amount within 30 days following the end of the quarter in which your redemption request is granted.

          If you have held Units for the required one-year period, you may redeem your Units for a purchase price equal to (1) for redemptions made during the first three (3) years from the date of your purchase of the Units to be redeemed, 92% of the price you paid for your Units to be redeemed, and (2) for redemptions made after the first three (3) years from the date of your purchase of the Units to be redeemed, the lesser of (a) $11 or (b) the price you paid per Unit for your Units to be redeemed. In the case of redemption of Units following the death of all shareholders in one account, the purchase price will equal 100% of the price paid by the deceased shareholders. In the event that you are redeeming all of your Units, Units purchased pursuant to our Additional Share Option or our dividend reinvestment plan may be excluded from the foregoing one-year holding period requirement, in the discretion of the board of directors. The board of directors reserves the right in its sole discretion at any time and from time to time to:

•

waive the one-year holding period in the event of the death of a shareholder, a shareholder’s disability or need for long-term care, other involuntary exigent circumstances such as bankruptcy, or a mandatory distribution requirement under a shareholder’s IRA;

•

reject any request for redemption, but only if the request for redemption is not permitted by the express terms of the Unit redemption program (because, for example, the person requesting redemption has not held the Units for at least one year) or is not permitted by applicable law or the person requesting redemption has failed to fill out properly and completely the redemption request form;

•	change the purchase price for redemptions; or

•	otherwise amend the terms of, suspend or terminate our Unit redemption program.

          Redemption of Units, when requested, will be made quarterly. We will limit the number of Units redeemed pursuant to our Unit redemption program to the lesser of as follows: (1) during any 12-month period, we will not redeem in excess of five percent (5.0%) of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption; and (2) funding for the redemption of Units will come exclusively from the net proceeds we receive from the sale of Units under our Additional Share Option and our dividend reinvestment plan, or DRIP, so that in no event will the aggregate amount of redemptions under our Unit redemption program exceed aggregate net proceeds received by us from the sale of Units pursuant to our Additional Share Option and our dividend reinvestment plan. Notwithstanding the foregoing, we may consider, in our sole discretion, sources of funding other than our Additional Share Option and our DRIP to fund the redemption of Units under the Unit redemption program.

          If funds available for our Unit redemption program are not sufficient to accommodate all requests, Units will be redeemed as follows: first, pro rata as to redemptions upon the death or disability of a shareholder; next pro rata as to redemptions to shareholders who demonstrate, in the discretion of our board of directors, another involuntary exigent circumstance, such as bankruptcy; next pro rata as to redemptions to shareholders subject to a mandatory distribution requirement under such shareholder’s IRA; next, pro rata as to shareholders seeking redemption of all Units owned by them who own beneficially or of record fewer than 100 Units; and, finally, pro rata as to all other redemption requests.

          The board of directors, in its sole discretion, may choose to suspend or terminate the Unit redemption program or to reduce the number of Units purchased under the Unit redemption program if it determines the funds otherwise available to fund our Unit redemption program are needed for other purposes.

          We cannot guarantee that the funds set aside for the Unit redemption program will be sufficient to accommodate all requests made in any year. If we do not have such funds available at the time when redemption is requested, you can withdraw your request for redemption by submitting a written request to withdraw your request for redemption to David Lerner Associates. If no withdrawal is requested, we will honor your request at such time, if any, when sufficient funds become available. You may withdraw your request for redemption at any time up until the time at which your Units are redeemed.

          In general, a shareholder or his or her estate, heir or beneficiary may present to us fewer than all of the Units then-owned for redemption, except that the minimum number of Units that must be presented for redemption shall be at least 25% of the holder’s Units. However, provided that your redemption request is made within 180 days of the event giving rise to the special circumstances described in this sentence, where redemption is being requested (1) on behalf of a deceased shareholder; (2) by a shareholder who is deemed by our board of directors to be disabled or in need of long-term care; (3) by a shareholder due to other involuntary exigent circumstances, such as bankruptcy; or (4) by a shareholder due to a mandatory distribution under such shareholder’s IRA, a minimum of 10% of the shareholder’s Units may be presented for redemption; provided, however, that any future redemption request by such shareholder must present for redemption at least 25% of such shareholder’s remaining Units.

          A shareholder who wishes to have Units redeemed must mail or deliver to us a written request on a form provided by us and executed by the shareholder, its trustee or authorized agent. An estate, heir or beneficiary that wishes to have Units redeemed following the death of a shareholder must mail or deliver to us a written request on a form provided by us, including evidence acceptable to our board of directors of the death of the shareholder, and executed by the executor or executrix of the estate, the heir or beneficiary, or their trustee or authorized agent. A shareholder requesting the redemption of his Units due to a disability must mail or deliver to us a written request on a form provided by us, including the evidence acceptable to our board of directors of the shareholder’s disability. If the Units are to be redeemed under any conditions outlined herein, we will forward the documents necessary to effect the redemption, including any signature guaranty we may require.

          The Unit redemption program is only intended to provide limited liquidity for shareholders until a secondary market develops for the Units. No such market presently exists, and we cannot assure you that any market for your Units will ever develop. If we redeem any of your Units under the Unit redemption program, you will not be permitted to purchase additional Units in our offering for a period of one year from the date of redemption.

          The Units we purchase under the Unit redemption program will be cancelled, and will have the status of authorized, but unissued Units. We will not reissue such Units unless they are first registered with the Securities and Exchange Commission under the Securities Act of 1933 and under appropriate state securities laws or otherwise issued in compliance with such laws.

          If we terminate, suspend, reduce the scope of or otherwise change the Unit redemption program, we will disclose the changes in reports filed with the Commission. We also will send written notification to all or our shareholders reporting the change.

          The foregoing provisions regarding the Unit redemption program in no way limit our ability to repurchase Units from shareholders by any other legally available means for any reason that our board of directors, in its discretion, deems to be in our best interest.

          We have established a dividend reinvestment plan, or DRIP, that allows our Unit holders to have their dividends otherwise distributable to them invested in additional Units. Funding for the redemption of Units will come from the proceeds we receive from the sale of Units under our DRIP. Subject to funds being available, we will limit the number of Units redeemed pursuant to our Unit redemption program to the lesser of as follows: during any 12-month period, we will not redeem in excess of five percent (5.0%) of the weighted average number of Units outstanding during the 12-month period immediately prior to the date of redemption; and funding for the redemption of Units will come exclusively from the proceeds we receive from the sale of Units under our dividend reinvestment plan. No commissions will be payable under the dividend reinvestment plan.